Principal Funds, Inc.

Supplement dated December 18, 2015
to the Statutory Prospectus dated March 1, 2015
(as supplemented on March 13, 2015, March 23, 2015, April 27, 2015, June 12, 2015,
July 6, 2015, August 20, 2015, August 24, 2015, September 18, 2015,
September 24, 2015, and October 9, 2015)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR HIGH YIELD FUND I

On or about January 1, 2016, in the Management section, under Sub-Advisors and Portfolio Managers heading, delete Neuberger Berman Fixed Income LLC and replace with Neuberger Berman Investment Advisers LLC.

On or about January 1, 2016, under the Sub-Advisors and Portfolio Managers heading for Neuberger Berman Fixed Income LLC in the Management section, add the following:

•	Patrick Flynn (since 2016), Managing Director

FUND SUMMARY FOR LARGECAP VALUE FUND

In the Management section, under the Sub-Advisors and Portfolio Managers heading for Principal Global Investors, LLC, add the following to the alphabetical list of portfolio managers:

•	Christopher Ibach (since 2015), Portfolio Manager

In the Management section, under Sub-Advisor and Portfolio Managers, delete references to Jeffrey A. Schwarte.

FUND SUMMARY FOR MIDCAP GROWTH FUND III

In the Management section, under Sub-Advisors, delete William Blair & Company, L.L.C. and replace with William Blair Investment Management, LLC.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the Sub-Advisor: Principal Global Investors, LLC (“PGI”) section, add the following to the alphabetical list of portfolio managers:

Christopher Ibach has been with PGI since 2000. He earned an M.B.A. in Finance and a bachelor’s degree in Electrical Engineering from the University of Iowa. Mr. Ibach has earned the right to use the Chartered Financial Analyst designation.

In the Sub-Advisor: Principal Global Investors, LLC (“PGI”) section, delete references to Jeffrey A. Schwarte.

On or about January 1, 2016, in the Sub-Advisor: Neuberger Berman Fixed Income LLC section, delete Neuberger Berman Fixed Income LLC and replace with Neuberger Berman Investment Advisers LLC.

On or about January 1, 2016, in the Sub-Advisor: Neuberger Berman Fixed Income LLC section, add the following to the alphabetical list of portfolio managers:

Patrick Flynn has been with Neuberger Berman since 2006. He earned an A.B. from Columbia University, an M.B.A. from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

In the Sub-Advisor: William Blair & Company, L.L.C. section, delete William Blair & Company, L.L.C. and replace with William Blair Investment Management, LLC.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING

On or about March 1, 2016, in the Initial Sales Charge Waiver section under One-Time Fee - Initial Sales Charge, delete all the bullet points and replace with the following:

•	No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•
No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge), or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption.

•	A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•
current and former Directors of Principal Funds, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age and including in-laws), and parents, including in-laws) and trusts created by or primarily for the benefit of these individuals;

•	any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with the Distributor;

•
clients investing in Class A shares through a “wrap account” offered through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;

•
any investor who buys Class A shares through an omnibus account held by certain financial intermediaries, such as a bank, broker-dealer, or other financial institution, with special arrangements and that does not accept or charge the initial sales charge;

•
clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;

•
financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•
retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account (pursuant to a written agreement). For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs; and

•	shareholders who acquired Class A shares of Principal Capital Appreciation Fund through that fund's acquisition of Class J shares of the LargeCap Blend Fund II.

•
The following two bullet points are only applicable to intermediaries that are affiliated with the Principal Financial Group. A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•Premier Credit Union when the shares are owned directly with Principal Funds; and
•non-ERISA clients of Principal Global Investors LLC.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

On December 31, 2015, under the Distribution and/or Service (12b-1) Fees section, make the following changes:
In the first table, remove the row for Share Class J and replace with the following:

Share Class	Maximum Annualized Rate 12b-1 Fee
J	0.15%
In the Class J Shares section, delete the text and substitute:
Effective December 31, 2015, the Distributor has contractually agreed to limit the Distribution Fees attributable to Class J normally payable by the Money Market Fund. This waiver is in place through February 28, 2017 and will reduce the Money Market Fund’s Distribution Fees by 0.15%. It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.
In the Money Market Fund section, delete the reference to Class J shares.